SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 COMMSCOPE, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                                 COMMSCOPE, INC.

                                                                  March 20, 1998

Dear Stockholder:

     You are cordially invited to the first Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc., a Delaware corporation (the "Company"), to be held on May 1, 1998 at 1:30 p.m., local time, at the Chase Manhattan Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     At the meeting we will review the Company's activities in 1997, as well as the outlook for 1998. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States.

     You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.



                                                    Sincerely,



                                                    /s/ Frank M. Drendel

                                                    Frank M. Drendel
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                                 COMMSCOPE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc. (the "Company") will be held on May 1, 1998, at 1:30 p.m., local time, at the Chase Manhattan Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     The Meeting will be conducted:

     1. To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

        Proposal One:          To elect two Class I directors for terms
                               ending at the 2001 Annual Meeting of
                               Stockholders;

        Proposal Two:          To approve the CommScope, Inc. Amended and
                               Restated 1997 Long-Term Incentive Plan;

        Proposal Three:        To approve the CommScope, Inc. Annual
                               Incentive Plan; and

        Proposal Four:         To ratify the appointment by the Board of
                               Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1998 fiscal year.

     2. To transact such other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on March 16, 1998 will be entitled to notice of and to vote at the Annual Meeting.



                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          /S/ Frank B. Wyatt, II

                                          Frank B. Wyatt, II
                                          Secretary

March 20, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                                 COMMSCOPE, INC.

                           1375 LENOIR-RHYNE BOULEVARD
                          HICKORY, NORTH CAROLINA 28601

                        ---------------------------------


                                 PROXY STATEMENT

     This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 1, 1998 at 1:30 p.m., local time, at the Chase Manhattan Bank, 270 Park Avenue - 11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: PROPOSAL ONE: To elect two Class I directors for terms ending at the 2001 Annual Meeting of Stockholders; PROPOSAL TWO: To approve the CommScope, Inc. 1997 Amended and Restated Long-Term Incentive Plan; PROPOSAL
Three: To approve the CommScope, Inc. Annual Incentive Plan; PROPOSAL FOUR: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1998 fiscal year.

     The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

     The Board of Directors of the Company has fixed the close of business on March 16, 1998 (the "Annual Meeting Record Date") as the record date for determining the holders of outstanding shares of Common Stock entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 49,154,751 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed to each stockholder entitled to vote at the Annual Meeting on or about March 27, 1998.


     Effective July 28, 1997, the Company was spun-off (the "Spin-off") from its parent company, General Instrument Corporation (the "Distributing Company"), through a distribution of the Company's shares to the then stockholders of the Distributing Company. Upon the Spin-off, the Distributing Company changed its corporate name to General Semiconductor, Inc. On February 2, 1998, NextLevel Systems, Inc. (which was also spun-off from the Distributing Company) changed its name to General Instrument Corporation.

                        VOTING AND REVOCATION OF PROXIES

     Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

     The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. The affirmative vote of a majority of the votes cast on each of Proposals Two and Three is required to approve such proposals, provided that the total votes cast on each such proposal represents a majority of the shares entitled to vote on such proposals. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, present in person or represented by proxy, is required to approve Proposal Four.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of the holders of a majority of the shares entitled to vote on a proposal and present at the Annual Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter (other than the election of directors) and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s).

     In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

     Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Secretary of the Company, by executing a later-day proxy, or by attending the Annual Meeting in person and giving oral advice to the Secretary of the Company.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of six directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the Annual Meeting; two Class II Directors, whose terms expire at the 1999 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2000 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are presently serving as directors of the Company and have served since the Spin-off. Information concerning the nominees for director is set forth below.


NOMINEES FOR TERMS ENDING AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     BOYD L. GEORGE, age 56. Mr. George is Chairman of the Board and Chief Executive Officer of Alex Lee, Inc. (subsidiaries of Alex Lee, Inc. include:
Merchants Distributors, Inc., a wholesale food distributor; Institution Food House, a foodservice distributor; and Lowes Food Stores, Inc., a retail operation). Mr. George has been Chairman and Chief Executive Officer of Alex Lee, Inc. since the company was founded in 1992 and served as President from 1992 to 1995. Mr. George joined a subsidiary of Alex Lee, Inc. in 1969 and has served, and continues to serve, in various positions, including President, Chairman and Chief Executive Officer for such subsidiary.

     GEORGE N. HUTTON, JR., age 68. Mr. Hutton is and has been a private investor for more than 10 years. He is a former director of Sprint Corporation and of M/A Com Inc.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES WILL BE VOTED "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS OF THE COMPANY

     The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom has served since the Spin-off.

NAME, AGE AND CURRENT                                TERM
PRINCIPAL OCCUPATION                                EXPIRES                            INFORMATION
------------------------------------------------------------------------------------------------------------------------
Edward D. Breen, 43                                   1999        Edward  D.  Breen  is  Chairman  and  Chief  Executive
   Chairman and Chief Executive Officer                           Officer of General Instrument  Corporation  ("GI"). He
   of General Instrument Corporation                              has  served  in such  capacity  since  December  1997,
                                                                  after having served as Acting Chief Executive Officer
                                                                  and President of GI since October 1997. He was
                                                                  President of the Distributing Company's Broadband
                                                                  Networks Group from February 1996 and Vice President of
                                                                  the Distributing Company from November 1994 until the
                                                                  Spin-off. He continued in such positions for GI through
                                                                  October 1997. He was Executive Vice President,
                                                                  Terrestrial Systems of the Distributing Company, from
                                                                  October 1994 to January 1996 and Senior Vice President
                                                                  of Sales of the Distributing Company from June 1988 to
                                                                  October 1994.

Frank M. Drendel, 53                                  2000        Frank M. Drendel has been Chairman and Chief Chairman
  Chairman and Chief                                              and Chief Executive Officer of the Company since the
  Executive Officer of                                            Spin-off. He served as a director of General Instrument
  the Company                                                     Company Corporation of Delaware, Inc. ("GI Delaware"),
                                                                  a subsidiary of the Distributing Company, and its
                                                                  predecessors from 1987 to March 1992, and was a
                                                                  director of the Distributing Company until the
                                                                  Spin-off. He has served as President and Chairman of
                                                                  CommScope, Inc. of North Carolina ("CommScope NC"),
                                                                  currently a subsidiary of the Company, from 1986 to
                                                                  1997, and Chief Executive Officer of CommScope NC since
                                                                  1976. He is a director of GI and Nextel Communications,
                                                                  Inc.

Nicholas C. Forstmann, 51                             2000        Nicholas C. Forstmann served as a director of GI Delaware
  General Partner,                                                from August 1990 to March 1992, and was a director of
  Forstmann Little & Co.                                          the Distributing Company until the Spin-off. He has
                                                                  been a General Partner of FLC Partnership, L.P., the
                                                                  General Partner of Forstmann Little & Co., since he
                                                                  co-founded Forstmann Little & Co. in 1978. He is a
                                                                  director


                                                           -4-


                                                                  of Gulfstream Aerospace Corporation.

Boyd L. George, 56                                                Boyd L. George is Chairman of the Board and Chief Executive
  Chairman of the Board                                           Officer of Alex Lee, Inc. (subsidiaries of Alex Lee,
  and Chief Executive                                             Inc. include: Merchants Distributors, Inc., Alex Lee,
  Officer of Alex Lee,                                            Inc. a wholesale food distributor; Institution Food
  Inc.                                                            House, a foodservice distributor; and Lowes Food
                                                                  Stores, Inc., a retail operation). Mr. George has been
                                                                  Chairman and Chief Executive Officer of Alex Lee, Inc.
                                                                  since the company was founded in 1992 and served as
                                                                  President from 1992 to 1995. Mr. George joined a
                                                                  subsidiary of Alex Lee, Inc. in 1969 and has served,
                                                                  and continues to serve, in various positions, including
                                                                  President, Chairman and Chief Executive Officer for
                                                                  such subsidiary.


George N. Hutton, Jr., 68                             1998        George  N.  Hutton,  Jr.  is and  has  been a  private
     Private Investor                                             investor  for  more  than 10  years.  He is a  former
                                                                  director of Sprint Corporation and of M/A Com Inc.


James N. Whitson, 64                                  1999        James N.  Whitson  has served as a director of Sammons
  Director of various                                             Enterprises,  Inc. ("SEI"), a privately-owned  company
  organizations                                                   engaged in life insurance, industrial and oil field
                                                                  distribution, equipment sales and rentals, and bottled
                                                                  water, since 1973, and as Executive Vice President and
                                                                  Chief Operating Officer of SEI from 1989 until March
                                                                  1998 when he retired. He is a director/trustee of the
                                                                  Seligman Group of Investment Companies and a director
                                                                  of C-SPAN.

COMPENSATION OF DIRECTORS

     Employee directors (and nonemployee directors who are general partners in partnerships affiliated with Forstmann Little & Co.) do not receive additional compensation for serving on the Company's Board of Directors. Nonemployee directors receive an annual retainer of $25,000, and committee chairmen receive an additional $5,000 quarterly retainer. The nonemployee directors' remuneration is paid quarterly unless payment is deferred. In addition, each nonemployee director, upon initial election to the Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. If a director remains in office, a similar option is granted every three years.

COMMITTEES OF THE BOARD OF DIRECTORS - BOARD MEETINGS

     The Board of Directors of the Company held 4 meetings in 1997. All incumbent directors attended all of the meetings of the Board of Directors and of the Board Committees on which they served.

     The Company has Audit, Compensation and Executive Committees of the Board of Directors. Members of the Audit and Compensation Committees are not employees of the Company. The Company has no nominating or similar committee.

     AUDIT COMMITTEE. The Audit Committee's principal functions are to review the scope of the annual audit of the Company by its independent auditors, review the annual financial statements of the Company and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year and review any non-audit fees paid to the independent auditors. The members of the Audit Committee are the following nonemployee directors: Mr. Whitson, Chairman, Mr. Breen and Mr. George. The Audit Committee held 1 meeting in 1997.

     COMPENSATION COMMITTEE. The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends option grants or awards under these plans. In addition, the Compensation Committee makes recommendations to the Company's Board of Directors with respect to the compensation of the Chief Executive Officer and determines the compensation of the other senior executives. The Compensation Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are the following nonemployee directors: Mr. Hutton, Jr., Chairman, and Mr. Forstmann. The Compensation Committee held 3 meetings in 1997.

     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Mr. Drendel, Chairman, Mr. Breen and Mr. Forstmann. The Executive Committee held no meetings in 1997.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Distribution the Company entered into a Transition Services Agreement with GI. Subsequent to the Distribution in 1997, GI provided transition services to the Company and charged the Company approximately $345,000 for such services in 1997. Frank M. Drendel, Chairman and Chief Executive Officer of the Company, is a director of GI and Edward D. Breen, Chairman and Chief Executive Officer of GI, is a director of the Company. The Company believes that the terms of these transactions were no less favorable to the Company than the terms which could be obtained from an unrelated third party.

     Mr. Drendel, is also a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communications and related all digital wireless network. In 1997, Nextel Communications, Inc. purchased products from the Company for an aggregate payment of approximately $1.7 million. The Company believes the terms of these transactions are no less favorable to the Company than the terms which could be obtained from an unrelated third party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that during the year ended December 31, 1997, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.


EXECUTIVE OFFICER COMPENSATION

     SUMMARY OF COMPENSATION. The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company (based, for the period prior to July 25, 1997, on their historical compensation from the Distributing Company).



                           SUMMARY COMPENSATION TABLE


                                                                                           Long-Term
                                                                                           Compensation
                                                   Annual Compensation                     Awards
                                                   -------------------                     ------

                                                                                           Securities
                                                                           Other Annual    Underlying      All Other
   Name and Principal Position       Year       Salary         Bonus       Compensation(a) Options(#)(b)   Compensation
   ---------------------------       ----       ------         -----       -----------------------------   ------------
FRANK M. DRENDEL..............     1997      $   431,680   $        -0-    $      --         303,337      $  14,707 (C)
   CHAIRMAN AND CHIEF EXECUTIVE    1996          410,016        93,275            --          43,558         17,796
   OFFICER                         1995          410,016       114,185            --          43,558         19,937

   BRIAN D. GARRETT...........     1997      $   202,780   $        -0-    $      --         150,011      $  14,630 (C)
   PRESIDENT AND CHIEF OPERATING   1996          169,842        37,866            --              --         16,603
   OFFICER                         1995          156,864        71,457            --          39,202         21,844

JEARLD L. LEONHARDT...........     1997      $   200,600    $       -0-    $      --         112,510      $  13,079 (C)
   EXECUTIVE VICE PRESIDENT,       1996          185,025        51,224            --              --         17,198
   FINANCE AND ADMINISTRATION      1995          179,400        17,456            --          37,750         22,329

LARRY W. NELSON...............     1997      $   208,864   $        -0-    $      --         102,916      $  14,225 (C)
   EXECUTIVE VICE PRESIDENT,       1996          205,092        71,208            --              --         17,224
   DEVELOPMENT                     1995          198,912        22,119            --          56,626         23,059

FRANK J. LOGAN................     1997      $   166,664   $        -0-    $      --          78,959      $  13,886 (C)
   EXECUTIVE VICE PRESIDENT,       1996          143,898        37,471            --              --         15,113
   INTERNATIONAL                   1995          127,368        10,622            --          27,588         18,237

------------------------------
(a) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.
(b) Reflects the number of shares of Common Stock underlying options granted. Certain of these options were granted pursuant to the Distributing Company's 1993 Long-Term Incentive Plan and were replaced with options for Common Stock in connection with the Spin-off. The number of shares of Common Stock covered by replacement options was calculated by dividing the number of shares of the Distributing Company's Common Stock by 0.551, and the exercise price of the options was determined by multiplying the original exercise price by 0.551.
(c) Amounts for 1997 reflect (i) the matching contribution under the CommScope, Inc. of North Carolina Savings Plan in the amount of $3,000, $4,574, $2,967, $3,066 and $3,750 for 1997 on behalf of Messrs. Drendel, Garrett, Leonhardt, Nelson and Logan, respectively (including 1996 contribution adjustments made in 1997), (ii) the allocation of $9,628, $9,628, $9,628, $9,628 and $9,236 to the account of Messrs. Drendel, Leonhardt, Nelson, Garrett and Logan, respectively, under the Savings Plan for 1997 and (iii) payment by the Company in 1997 of premiums of $2,079, $428, $484, $1,531 and $900 for term life insurance on behalf of Messrs. Drendel, Garrett, Leonhardt, Nelson and Logan, respectively.


     STOCK OPTIONS

     GRANT OF OPTIONS. The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 1997 to the executives listed in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL RATES OF
                                                                                        STOCK PRICE APPRECIATION FOR
                                            INDIVIDUAL GRANTS                                 OPTION TERM(f)
                                            -----------------                                 --------------
                        NUMBER OF       PERCENT OF
                        SECURITIES    TOTAL OPTIONS
                        UNDERLYING      GRANTED TO
                         OPTIONS       EMPLOYEES IN   EXERCISE PRICE    EXPIRATION
        NAME            GRANTED(#)     FISCAL YEAR        ($/SH)           DATE           5%($)           10%($)
        ----            ----------     -----------        ------           ----           -----           ------
Frank M. Drendel...    150,637 (a)      12.5% (d)        $12.7419        01/10/07      $1,207,102      $3,059,032
                       152,700 (b)       9.1% (e)        $12.0625        12/12/07      $1,158,389      $2,935,584
Brian D. Garrett...     44,411 (a)       3.7% (d)        $12.7419        01/10/07        $355,880        $901,869
                        43,000 (c)       2.6% (e)        $13.4380        10/17/07        $363,397        $920,919
                        62,600 (b)       3.7% (e)        $12.0625        12/12/07        $474,887      $1,203,456
Jearld L. Leonhardt     49,910 (a)       4.2% (d)        $12.7419        01/10/07        $399,944      $1,013,537
                        62,600 (b)       3.7% (e)        $12.0625        12/12/07        $474,887      $1,203,456
Larry W. Nelson....     62,216 (a)       5.2% (d)        $12.7419        01/10/07        $498,556      $1,263,439
                        40,700 (b)       2.4% (e)        $12.0625        12/12/07        $308,752        $782,438
Frank J. Logan.....     38,259 (a)       3.2% (d)        $12.7419        01/10/07        $306,581        $776,937
                        40,700 (b)       2.4% (e)        $12.0625        12/12/07        $308,752        $782,438


(a) Represents options originally granted under the Distributing Company's 1993 Long-Term Incentive Plan and repriced by the Distributing Company as of January 10, 1997 ("repriced options"). The number of shares and price reported here reflect options to purchase Common Stock which replaced the repriced options as of the Spin-off. The number of shares of Common Stock covered by replacement options was calculated by dividing the number of shares of the Distributing Company's Common Stock by 0.551, and the exercise price of the options was determined by multiplying the original exercise price by 0.551. Two- thirds of these options are currently exercisable and the remaining one-third becomes exercisable on January 10, 1999.

(b) These options become exercisable with respect to one-quarter of the shares covered thereby on December 12, 1998, 1999, 2000 and 2001.

(c) These options become exercisable with respect to one-third of the shares covered thereby on October 17, 1998, 1999 and 2000.

(d) Percentages shown are based on a total of 1,202,495 options granted (including repriced options) to employees of the Company during 1997, while the Company was an indirect wholly-owned subsidiary of the Distributing Company.

(e) Percentages are based on a total of 1,674,200 options granted to employees of the Company during 1997 after the Spin-off.

(f) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Commission and do not represent the Company's estimate of stock price appreciation.


     AGGREGATED OPTION EXERCISES AND YEAR-END VALUE. The following table sets forth as of December 31, 1997, for each of the executives listed in the Summary Compensation Table (i) the total number of unexercised options for Common Stock (exercisable and unexercisable) held and (ii) the value of such options which were in-the-money at December 31, 1997 (based on the difference between the closing price of Common Stock at December 31, 1997 and the exercise price of the option on such date).

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED STOCK         IN-THE-MONEY STOCK
                                                        OPTIONS AT FISCAL YEAR-END          OPTIONS AT FISCAL
                                                                  (#)(A)                     YEAR-END ($)(B)
                                                                  ------                     ---------------
                          SHARES
                       ACQUIRED ON        VALUE
        NAME           EXERCISE(#)     REALIZED($)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------     -----------     -----------    -------------    -----------    -------------
Frank M. Drendel...        --           $     --           175,139         274,297   $  100,897     $  345,976
Brian D. Garrett...        --                 --            52,634         150,010       74,827        139,303
Jearld L. Leonhardt        --                 --            57,927         112,025      105,367        136,118
Larry W. Nelson....      5,400(c)        42,525             56,022         102.431        8,548        109,988
Frank J. Logan.....        --                 --            40,716          79,443       72,903         93,533


(a) Reflects the number of shares of Common Stock underlying options granted. Certain of these options were granted pursuant to the Distributing Company's 1993 Long-Term Incentive Plan and were replaced with options for Common Stock in connection with the Spin-off. The number of shares of Common Stock covered by replacement options was calculated by dividing the number of shares of the Distributing Company's Common Stock by 0.551, and the exercise price of the options was determined by multiplying the original exercise price by 0.551. See the table above, "Option Grants in Last Fiscal Year."
(b) Based on the difference between the closing price of $13.625 per share at December 31, 1997, as reported on the NYSE Composite Tape and the exercise price of the option on such date.
(c) On February 18, 1997, Mr. Nelson exercised an option for 5,400 shares of the Distributing Company's Common Stock.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company maintains the CommScope, Inc. Supplemental Executive Retirement Plan (the "SERP") for the benefit of certain executives of the Company and its subsidiaries. The SERP provides for the payment of a monthly retirement (or early retirement) benefit to participants who retire from the Company on or after age 65 (or, for early retirement benefits, on or after age 55 with ten years of service). All individuals who were participants in the SERP on August 22, 1990, including Messrs. Drendel, Garrett, Leonhardt, Nelson and Logan, are fully vested in their benefits under the SERP and, thus, could retire prior to attaining age 65 (or age 55 in the case of early retirement) and receive a deferred benefit.

     The benefits provided under the SERP are payable over 15 years and are equal to a specified percentage, which does not exceed 50%, of the participant's highest consecutive 12 months earnings during the participant's final 60 months of employment. Early retirement benefits are subject to actuarial reductions. Based on compensation earned for the calendar year which ended December 31, 1997, the estimated annual benefit payable to Messrs. Drendel, Garrett, Leonhardt, Nelson and Logan on or after attaining age 65 are $143,893, $67,593, $66,867, $69,621, and $55,555, respectively.

     EMPLOYMENT AGREEMENTS

     In November 1988, Frank M. Drendel entered into an employment agreement (the "Agreement") with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.

     SEVERANCE PROTECTION AND SEPARATION AGREEMENTS

     The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements have a two-year term which is automatically extended for one year upon the first anniversary of the agreement and every anniversary thereafter unless notification is given to either the Company or the executive.

     The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months of a Change in Control (as defined in the agreement) of the Company if such termination is (i) for any reason other than by the Company for cause or disability or by reason of the executive's death or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the highest bonus that would be payable to the executive in the year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a PRO RATA bonus (calculated up to the executive's termination date). The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers (in each case, a "Continuation Period"). If, at the end of the Continuation Period, the executive is not employed by another employer

(including self-employment), the executive will receive for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive's base amount and the executive's bonus amount. The executive will also receive limited reimbursement for out placement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any severance plan or any other plan, agreement or arrangement of the Company or any of its affiliates. If the executive's employment is terminated without cause (i) within six months prior to a Change in Control or (ii) prior to the date of a Change in Control but (A) at the request of a third party who effectuates a Change in Control or (B) otherwise in connection with, or in anticipation of, a threatened Change in Control which actually occurs, such termination shall be deemed to have occurred after the Change in Control.

     If the executive's employment is terminated by the Company for cause or disability, by reason of the executive's death or by the executive other than for Good Reason, the Company shall pay to the executive his accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive's death, the executive will receive a PRO RATA bonus in addition to accrued compensation.

     The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Code. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.


COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, determines the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company's overall compensation policies, administers and grants awards under the CommScope, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the "1997 LTIP") and administers the CommScope, Inc. Annual Incentive Plan (the "Annual Incentive Plan") with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

     In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of the Distributing Company prior to the Spin-off, including the levels of individual compensation and the recommendations and commitments made by the Distributing Company and its Board of Directors with respect to the Company, as set forth in the Distributing Company's Proxy Statement distributed in connection with the Spin-off, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership, (ii) base salary and (iii) annual bonuses.

     STOCK OWNERSHIP. The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders.

Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a broad and deep stock option program.

     The CommScope, Inc. 1997 Long-Term Incentive Plan was adopted by the Company's Board of Directors, and GI Delaware as sole stockholder of the Company, prior to the Spin-off. Effective upon the Spin-off, all of the outstanding options for Distributing Company Common Stock held by employees of the Company were replaced with substitute options for Common Stock in a manner designed to preserve the economic value of such options, and to retain the existing vesting and expiration dates. Subsequent to the Spin-off, during 1997, the Company awarded options to purchase an aggregate of approximately 522,900 shares of Common Stock to 9 executive officers (including executive officers named in the Summary Compensation Table). The exercise price of each of these options as of the date of grant was the closing market price per share of Common Stock on the date of grant. On February 12, 1998, the Board of Directors approved the 1997 LTIP, including amendments thereto.

     Management recommends to the Compensation Committee those executive officers and other significant employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company.

     To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and are not exercisable until one year after the date of grant. It is expected that future awards under the 1997 LTIP will be made periodically in furtherance of goals described above.

     BASE SALARY. The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

     Following the Spin-off, 9 executive officers (including executive officers named in the Summary Compensation Table) received base salary increases in connection with their new positions and increased responsibilities with the Company effective September 1, 1997.

     ANNUAL INCENTIVE BONUS. The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company. In addition, awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer's achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership.

     Under the Annual Incentive Plan, in 1997 management recommended, and the Compensation Committee established, for each executive officer a bonus target percentage of that officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. The target award percentage for executive officers (other than the Chief Executive Officer) for 1997 ranged from 25% to 60%. The target award percentage for the Chief Executive Officer was 65%. However, no awards will be paid to any executive officers in 1998 with respect to performance in 1997.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since the Spin-off. Effective at September 1, 1997, the Board of Directors of the Company established Mr. Drendel's 1997 annual salary rate at $475,000 and his target bonus percentage under the Annual Incentive Plan of 65%. Prior to the Spin-off, in 1997, Mr. Drendel served as Chairman, Chief Executive Officer and President of CommScope NC and his annual salary rate was $410,000 and his target bonus percentage under the Distributing Company's Annual Incentive Plan was 50%. On December 12, 1997, Mr. Drendel was granted an option to purchase 152,700 shares of Common Stock with a per share exercise price of $12.0625, the closing market price of the Common Stock on the date of the grant.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

     The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). A transition rule currently applies so that the compensation attributable to options and restricted stock granted, and other compensation paid, pursuant to the 1997 LTIP and compensation paid pursuant to the Annual Incentive Plan prior to the 1999 Annual Meeting of Stockholders will qualify as "performance-based compensation." The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter can qualify as "performance-based compensation" and would be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer qualify as "performance-based" compensation and, if so qualified, would be deductible. The 1997 LTIP and the Annual Incentive Plan are being submitted to the Company's stockholders for approval at the Annual Meeting. No executive officer's compensation in 1997 exceeded $1 million. It is not expected that any executive officer's compensation will be non-deductible in 1998 by reason of the application of Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

George N. Hutton, Jr.           Nicholas C. Forstmann

                                PERFORMANCE GRAPH


     The following graph compares cumulative total return on $100 invested on July 28, 1997, the first day the Common Stock began trading after the Spin-off, in each of the Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's 600 Communication Equipment Index. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below does not include "when-issued" trading prior to the Spin-off and is not necessarily indicative of future price performance.

                                          -------------------------------------------------------------------------
                                          28-JUL-97    7/97      8/97       9/97      10/97     11/97      12/97
                                          -------------------------------------------------------------------------
COMMSCOPE                                     100     104.07     112.2      88.21     71.54      71.13     88.62
-------------------------------------------------------------------------------------------------------------------
S&P 600 COMMUNICATION EQUIPMENT INDEX         100     101.82     107.5     116.74     98.86      91.65     90.22
-------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                 100     101.02     95.36     100.58     97.22     101.72    103.47
-------------------------------------------------------------------------------------------------------------------

*$100 INVESTED ON JULY 28, 1997--INCLUDING REINVESTMENT OF DIVIDENDS.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK


     The table below sets forth information as to the beneficial ownership of Common Stock as of the Annual Meeting Record Date (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock.


                                                    Shares of Common               % of Shares Outstanding
                 Name                         Stock Beneficially Owned(1)            Beneficially Owned
--------------------------------------        ---------------------------          ------------------------
MBO-IV(2)                                                 3,387,219                             6.9
Instrument Partners(2)                                    3,849,002                             7.8
Brinson Partners, Inc.(3)                                 4,821,737                             9.8
J.P. Morgan & Co. Incorporated(4)                         2,456,604                             5.0
Reich & Tang Asset Management LP(5)                       2,773,200                             5.6
Edward D. Breen(6)                                          1,877                                *
Frank M. Drendel(7)(13)                                    529,006                              1.1
Nicholas C. Forstmann(2)                                  7,236,221                            14.7
Theodore J. Forstmann(2)                                  7,236,221                            14.7
Brian D. Garrett(8)(13)                                     84,052                               *
Boyd L. George(9)                                           7,000                                *
Winston W. Hutchins(2)                                    7,236,221                            14.7
George N. Hutton, Jr.                                       1,333                                *
Steven B. Klinsky(2)                                      7,236,221                            14.7
Jearld L. Leonhardt(10)(13)                                 98,054                               *
Wm. Brian Little(2)                                       3,849,002                             7.8
Frank J. Logan(11)(13)                                      58,533                               *
Larry W. Nelson(12)(13)                                     82,904                               *
John A. Sprague(2)                                        3,849,002                             7.8
James N. Whitson                                            1,000                                *
All current directors and executive officers
   of the Company as a group
   (14 persons)(2)(14)                                    8,233,327                            16.8

* The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.
(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 16, 1998. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 16, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the 1997 LTIP.
(2) The general partner of Instrument Partners, a New York limited partnership ("Instrument Partners"), is FLC XXII Partnership, a general partnership of which Messrs. Wm. Brian Little, Nicholas C. Forstmann, John A. Sprague, Steven B. Klinsky and Winston W. Hutchins, and TJ/JA L.P., a Delaware limited partnership ("TJ/JA L.P."), are general partners.

     The general partner of TJ/JA L.P. is Theodore J. Forstmann. The general partner of Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV, a New York limited partnership ("MBO-IV"), is FLC Partnership, L.P., a New York limited partnership of which Messrs. Theodore
     J. Forstmann, Nicholas C. Forstmann, Steven B. Klinsky, Winston W. Hutchins, Ms. Sandra J. Horbach and Mr. Thomas H. Lister are general partners. Accordingly, each of such individuals and partnerships (other than Ms. Horbach and Mr. Lister, for the reasons described below) may be deemed the beneficial owners of shares owned by MBO-IV and Instrument Partners in which such individual or partnership is a general partner and, for purposes of this table, such beneficial ownership is included. Ms. Horbach and Mr. Lister do not have any voting or investment power with respect to, or any economic interest in, the shares of Common Stock held by MBO-IV; and, accordingly Ms. Horbach and Mr. Lister are not deemed to be beneficial owners thereof. Theodore J. Forstmann and Nicholas C. Forstmann are brothers. Mr. Little is a special limited partner in FLC Partnership, L.P. and each of FLC Partnership, L.P. and FLC XXII Partnership is a limited partner of Instrument Partners. None of the other limited partners in each of MBO-IV and Instrument Partners is otherwise affiliated with the Company or Forstmann Little & Co. The address of MBO-IV and Instrument Partners is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, New York 10153.
(3) This information is obtained from a Schedule 13G, dated February 11, 1998, filed with the Commission by Brinson Partners, Inc. ("BPI") on behalf of itself, Brinson Holdings, Inc. ("BHI"), SBC Holding (USA), Inc. ("SBUSA") and Swiss Bank Corporation ("SBC"). The Schedule 13G states that: BPI is a wholly owned subsidiary of BHI; BHI is a wholly owned subsidiary of SBUSA; and SBUSA is a wholly owned subsidiary of SBC. BPI reports beneficial ownership of 4,801,659 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. BHI reports beneficial ownership of 4,801,659 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. SBUSA reports beneficial ownership of 4,821,737 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. SBC reports beneficial ownership of 4,821,737 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all such shares. The Schedule 13G states that by virtue of their corporate relationships SBC, SBUSA, BHI and BPI may be deemed to beneficially own and have the power to dispose and vote or direct the disposition or voting of the Common Stock held by BPI. BPI and BHI's principal business office is located at 209 South LaSalle, Chicago, Illinois 60604-1295. SBUSA's principal business office is located at 222 Broadway, New York, New York 10038. SBC's principal business office is located at Aeschemplatz 6, CH-4022, Basel, Switzerland.
(4) This information is obtained from a Schedule 13G, dated February 17, 1998, filed with the Commission by J.P. Morgan & Co. Incorporated ("J.P. Morgan"). J.P. Morgan reports beneficial ownership of 2,456,604 shares of Common Stock. J.P. Morgan claims sole voting power with respect to 1,903,626 shares, shared voting power with respect to 33 shares, sole dispositive power with respect to 2,446,205 shares and shared dispositive power with respect to 10,366 shares. J.P. Morgan's principal business office is located at 60 Wall Street, New York, New York 10260.
(5) This information is obtained from a Schedule 13G, dated February 13, 1998, filed with the Commission by Reich & Tang Asset Management LP ("Reich & Tang"). Reich & Tang reports beneficial ownership of 2,773,200 shares of Common Stock. Reich & Tang claims shared voting power with respect to all 2,773,200 shares and shared dispositive power with respect to all 2,773,200 shares. Reich & Tang's principal business office is located at 600 5th Avenue, New York, New York 10020.
(6) Includes 877 shares of Common Stock which were held by the trustee of the General Instrument Corporation Savings Plan and were allocated to the account of Mr. Breen as of March 5, 1998.
(7) Includes 225,353 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 16, 1998. Also includes 100 shares held by a child of Frank M. Drendel and 100 shares held by the spouse of Frank M. Drendel.
(8) Includes 67,438 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 16, 1998.
(9) Includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.
(10) Includes 74,564 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 16, 1998. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.
(11) Includes 53,469 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 16, 1998.

(12) Includes 76,761 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 16, 1998.
(13) Includes the number of shares of Common Stock which were held by the trustee of the Savings Plan and were allocated to the individual's respective account under the Savings Plan as of March 5, 1998 as follows:
     Frank M. Drendel, 341 shares; Brian D. Garrett, 414 shares; Jearld L. Leonhardt, 1,041 shares; Frank J.
     Logan, 297 shares; and Larry W. Nelson, 1,077 shares.
(14) Includes 604,381 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 16, 1998. Includes an aggregate of 7,136 shares of Common Stock which were held by the trustees of the Savings Plan and were allocated to the current officers' respective accounts under the Savings Plan as of March 5, 1998. Also includes 877 shares of Common Stock which were held by the trustee of the General Instrument Corporation Savings Plan and were allocated to the account of Edward D. Breen under the General Instrument Corporation Savings Plan as of March 5, 1998.

       PROPOSAL TWO: APPROVAL OF THE COMMSCOPE, INC. AMENDED AND RESTATED
                         1997 LONG-TERM INCENTIVE PLAN

GENERAL

     The CommScope, Inc. 1997 Long-Term Incentive Plan was approved by the Company's Board of Directors and GI Delaware, as sole stockholder of the Company, prior to the Spin-off. The Board of Directors of the Company approved an amendment and restatement of this plan, the CommScope, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the "1997 LTIP"), on February 12, 1998, subject to stockholder approval at the Annual Meeting. The 1997 LTIP, among other things, increases the number of shares of Common Stock available for grant under the plan by 2.4 million shares (the "Additional Shares"). Prior to the amendment and restatement of the plan, as of March 5, 1998, only approximately 524,350 shares of Common Stock were available for future grant.

     The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, and phantom stock to employees of the Company and its Subsidiaries and the granting of stock options and stock awards to certain nonemployee directors (collectively or individually, "Awards").

     The Company now submits the 1997 LTIP for stockholder approval. If such stockholder approval is not obtained, no Awards will be granted in respect of Additional Shares. Moreover, stockholder approval is being sought so that the compensation attributable to options and certain other Awards granted after the 1999 Annual Meeting of Stockholders may qualify as "performance-based compensation" for purposes of Section 162(m) of the Code (see "Certain Federal Income Tax Consequences Relating to Awards under the 1997 LTIP," below).

     The principal provisions of the 1997 LTIP are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the 1997 LTIP, included as Annex A to this Proxy Statement. All capitalized terms used below and not defined herein have the meaning set forth in the 1997 LTIP, unless otherwise indicated.

PURPOSE OF THE 1997 LTIP

     The Company Board of Directors believes that Awards will provide a means by which employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as equity owners, and aligning their interest with those of the Company's stockholders. The 1997 LTIP is also intended to attract and retain employees and to provide those employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

DESCRIPTION OF THE 1997 LTIP

     The 1997 LTIP will be administered initially by the Committee, consisting of at least two directors of the Company who are "nonemployee directors' within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, but the number of directors of the Committee may be changed in accordance with law. In addition, with respect to Awards to be granted to participants who are not subject to Section 16 of the Exchange Act, the authority of the Committee may be exercised by the full Board or by a committee, consisting of at least one individual, appointed by the Board. The Committee will (i) select those employees to whom Awards will be granted, and (ii) determine the type, size and the terms and conditions of Awards, including the per share purchase price of restricted stock and Options, and the restrictions or performance criteria relating to restricted stock, phantom stock, performance units and performance shares. The Committee will also construe and interpret the 1997 LTIP. The Committee will have the authority to cancel outstanding Awards and make adjustments to outstanding Awards with the consent of the Grantee and to accelerate the exercisability of Awards or to waive the restrictions and conditions applicable to Awards.

     The maximum number of shares of Common Stock that may be made the subject of Options and Awards granted under the 1997 LTIP is 4.6 million (in addition to the Substitute and Spin-off Options that, as described below, were issued pursuant to the 1997 LTIP in connection with the Spin-off); PROVIDED, HOWEVER, that in the aggregate, not more than 200,000 shares of Common Stock may be made the subject of Awards other than Options. The maximum number of Shares with respect to which Options (other than Substitute and Spin-off Options) and Awards may be granted to any individual in any three calendar year period is 500,000. The maximum dollar amount of cash or the Fair Market Value of shares of Common Stock that may be granted to any individual in any calendar year with respect to Performance Units denominated in dollars may not exceed $1 million. In the event of a Change in Capitalization, however, the Committee may adjust the maximum number and class of shares which are subject to outstanding Awards and the purchase price therefor. In addition, if any Award (including the Substitute and Spin-off Options) is canceled or expires or terminates without having been exercised, the shares of Common Stock subject to that Company Award again become available for granting under the 1997 LTIP. If any Option is exercised by tendering shares of Common Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under the 1997 LTIP will be increased by the number of shares so tendered. In addition, if any Award is canceled, is settled in cash (including the settlement of tax withholding obligations using shares of Common Stock) or expires or terminates without having been exercised, the shares subject to that Option or Award again become available for grant under the 1997 LTIP.

ELIGIBILITY

     Any of the Company's and its Subsidiaries' approximately 2,500 employees and any of the Company's nonemployee directors are eligible to participate in the 1997 LTIP.

OPTIONS

     Pursuant to the 1997 LTIP, the Committee will grant to each nonemployee director of the Company (other than a director who is a general partner of a Forstmann Little Company) Nonqualified Stock Options to purchase 20,000 shares of Common Stock in connection with his or her initial election to the Board and an additional Option in respect of 20,000 shares of Common Stock on each third anniversary of each nonemployee director's (other than a director who is a general partner of a Forstmann Little Company) first appointment to the Board, if such nonemployee director is still serving on the Board ("Formula Director Options"). The per share exercise price of the Formula Director Options is equal to 100% of the Fair Market Value on the Grant Date. Each Formula Director Option will have a ten year term and will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date. If a nonemployee director ceases to serve as a director of the Company for any reason, his or her Formula Director Options will be exercisable, during their remaining terms, to the extent that they were exercisable on the date the director ceased to serve as a director.

     In addition, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to any eligible employee of the Company or its Subsidiaries. The per share exercise price of the Options is fixed by the Committee when the Options are granted and must be at least, and in the case of Options granted to nonemployee directors will be, 100% of the Fair Market Value of the Common Stock on the Option Grant Date (110% in the case of an Incentive Stock Option granted to a 10% owner).

     Each Option (other than Formula Director Options) will be exercisable at the times and in the installments determined by the Committee, commencing not earlier than the first anniversary of the Option Grant Date. All outstanding Options will become fully exercisable upon a Change in Control. A "Change of Control" under the 1997 LTIP means, generally: (i) the acquisition by any person, other than the Forstmann Little Companies, of beneficial ownership of
(A) voting securities resulting in such person beneficially owning 33% or more of the combined voting power of the Company's then outstanding voting securities, and (B) a number of voting securities greater than the aggregate number then beneficially owned by the Forstmann Little Companies; (ii) the individuals who, as of July 23, 1997, the date the 1997 LTIP was adopted, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; or (iii) approval by stockholders of the Company of: (A) a merger, consolidation or reorganization involving the Company unless: (1) the stockholders of the Company, immediately before such merger, consolidation etc. own, following such merger, consolidation or reorganization at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as before the merger, consolidation or reorganization; and (2) the members of the Incumbent Board immediately prior to the merger, consolidation or reorganization constitute at least a majority of the Board of the surviving corporation; and (3) no person has beneficial ownership of 33% or more of the combined voting power of the surviving corporation's then outstanding voting securities; (B) a complete liquidation or dissolution of the Company; or (C) the disposition of all or substantially all of the assets of the Company.

     In addition, the Committee reserves the authority to accelerate the exercisability of any Option (other than Formula Director Options). Each Option (other than Formula Director Options) terminates at the time determined by the Committee, except that the term of each Option may not exceed ten years (five years in the case of an Incentive Stock Option granted to a 10% owner). Options are not transferable by the Grantee except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative; PROVIDED, HOWEVER, that the Committee may set forth in the Award Agreement evidencing an Award (other than an Incentive Stock Option) at the time of the grant or thereafter, that the Award may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. In the discretion of the Committee, the purchase price for shares acquired pursuant to the exercise of an option may be paid (i) in cash, (ii) by transferring shares of unrestricted Common Stock to the Company, or (iii) by a combination of the foregoing.

RESTRICTED STOCK

     The Committee will determine when each restricted stock Award is made, the terms of the restricted stock Award, including the price, if any, to be paid by the Grantee for the restricted stock, the restrictions placed on the shares and the time or times when the restrictions will lapse, provided, however, that, except in the case of shares of restricted stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the Grantee's termination of employment, as determined by the Committee and set forth in an Agreement, such restrictions shall not lapse prior to the third anniversary of the Grant

Date. In addition, when restricted stock is granted under the 1997 LTIP, the Committee may, in its discretion, decide: (i) whether dividends paid on the restricted stock will be remitted to the Grantee or deferred until the restrictions on the restricted stock Award lapse; (ii) whether any deferred dividends will be invested in additional shares of the Common Stock; (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock; (iv) whether any dividends paid on the restricted stock Award will be subject to the restrictions applicable to the restricted stock Award; and (v) whether, and to what extent, the restrictions on the restricted stock shall lapse upon a Change in Control.

PERFORMANCE UNITS AND PERFORMANCE SHARES

     The Committee may grant performance units or performance shares to any eligible individual. Before the grant of any performance unit or performance share, the Committee will (i) designate a Measuring Period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained; (ii) determine performance goals applicable to such grant; and (iii) assign a Performance Percentage to each level of attainment of performance goals during the Measuring Period. The performance goals applicable to performance units or performance shares may, in the discretion of the Committee, be based on earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. At the time of grant or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals have been satisfied. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of Awards, including those applicable in the event of the Grantee's Termination of Employment or a Change of Control. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of vested performance units will be made in cash, shares of Common Stock or any combination of the foregoing, as determined by the Committee. Performance shares are initially denominated in shares of Common Stock, but the Committee may ultimately settle performance share Awards in cash, shares of Common Stock or a combination thereof, at its discretion.

PHANTOM STOCK

     The Committee may grant phantom stock to employees employed outside the United States, subject to the terms and conditions established by the Committee. Upon the vesting of a phantom stock Award, the Grantee will be entitled to receive a cash payment in respect of each share of phantom stock equal to the Fair Market Value of a share of Common Stock as of the date the phantom stock Award was granted or such other date as determined by the Committee when the phantom stock Award was granted. The Committee may, when a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

TANDEM AWARDS

     The 1997 LTIP provides that the Committee may grant any Award in tandem with another Award. Unless otherwise provided by the Committee, upon the exercise, payment or forfeiture of one tandem Award, the related tandem Award will be canceled to the extent of the number of shares as to which the tandem Award is so exercised, paid or forfeited.

AMENDMENT AND TERMINATION

     The 1997 LTIP will terminate on July 23, 2007, the tenth anniversary of its adoption. However, the Board of the Directors may sooner terminate or amend the 1997 LTIP at any time without stockholder approval, except where stockholder approval is required to retain the favorable tax treatment of Incentive Stock Options under the Code, to qualify the shares offered under the 1997 LTIP for listing on any securities exchange, or as otherwise required by law. The termination of the 1997 LTIP will not affect then outstanding Awards.

SUBSTITUTE OPTIONS AND SPIN-OFF OPTIONS

     On August 1, 1997, Substitute Options were issued under the 1997 LTIP to officers, key employees and certain nonemployee directors of the Company and Spin-off Options were issued to certain former directors of the Distributing Company to replace options awarded under the Distributing Company's 1993 Long-Term Incentive Plan. The terms and conditions of each Substitute and Spin-off Option issued under the 1997 LTIP, including, without limitation, the time or times when, and the manner in which, each shall be exercisable, the duration of the exercise period, the permitted method of exercise, settlement and payment, and the rules that shall apply in the event of termination of employment, were the same as those of the surrendered award it replaced.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS UNDER THE 1997 LTIP

     Incentive Stock Option ("ISO"). In general, a Grantee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its Subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the Fair Market Value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, a Grantee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an Grantee whose employment is terminated due to disability). The employment requirement does not apply where a Grantee's employment is terminated due to his or her death.

     If a Grantee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Grantee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax, provided that any gain will be subject to further reduced rates of tax if shares are held for more than eighteen months after the date of exercise. If a Grantee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the Grantee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the Fair Market Value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise, with the lowest capital gain rates available if shares are held for more than eighteen months after the date of exercise. If the Grantee sells the shares in a Disqualifying Disposition at a price below the Fair Market Value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, the Company and its Subsidiaries will be allowed a business expense deduction to the extent a Grantee recognizes ordinary income.

     Nonqualified Stock Option. In general, a Grantee who receives a Nonqualified Stock Option will recognize no income at the time of the grant of the option. In general, upon exercise of a Nonqualified Stock Option, a Grantee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the Fair Market Value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a Nonqualified Stock Option will equal the Fair Market Value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Grantee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a Nonqualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months and will be subject to further reduced rates if the shares were held for more than eighteen months. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act.

     Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a Change in Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a Grantee may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensations paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. A transition rule currently applies so that the compensation attributable to options and restricted stock granted, and other compensation paid, pursuant to the 1997 LTIP prior to the 1999 Annual Meeting of Stockholders will qualify as "performance-based compensation." The Company has structured the 1997 LTIP with the intention that compensation resulting from Options, and performance shares and performance units payable thereafter, can qualify as "performance-based compensation" and, if so qualified, would be deductible. Such treatment is subject to, among other things, stockholder approval of the 1997 LTIP and accordingly the Company is seeking such approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO TO QUALIFY CERTAIN COMPENSATION PAID UNDER THE 1997 LTIP FOR TAX DEDUCTIBILITY UNDER
SECTION 162(M) OF THE CODE. PROXIES WILL BE VOTED "FOR" APPROVAL OF THE 1997 LTIP UNLESS OTHERWISE SPECIFIED IN THE PROXY.

      PROPOSAL THREE: APPROVAL OF THE COMMSCOPE, INC. ANNUAL INCENTIVE PLAN

GENERAL

     The Annual Incentive Plan, as amended to date, was approved by the Board and the Compensation Committee on February 12, 1998. The Annual Incentive Plan is intended to provide a means of annually rewarding certain employees based on the performance of the Company and/or its Operating Units. The Annual Incentive Plan is designed to qualify the compensation payable to the Company's Chief Executive Officer ("CEO") under the Annual Incentive Plan as "performance-based compensation" eligible for exclusion from the tax deduction limitation of
Section 162(m) of the Code. See "Certain Federal Income Tax Consequences," below. To qualify for this exclusion, the Company is disclosing to stockholders the material terms of the performance goals under the Annual Incentive Plan and is seeking their approval. The approval by stockholders, and certification by the Compensation Committee that the performance goals and other material terms were in fact satisfied, will be a condition to the payment of compensation to the CEO pursuant to the Annual Incentive Plan.

     The principal provisions of the Annual Incentive Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the Annual Incentive Plan, included as Annex B to this Proxy Statement. All capitalized terms used below and not otherwise defined herein have the meaning set forth in the Annual Incentive Plan, unless otherwise indicated.

PURPOSE OF ANNUAL INCENTIVE PLAN

     The purpose of the Annual Incentive Plan is to enhance the Company's ability to attract, motivate, reward and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and/or its Operating Units and secondarily based on the achievement of personal performance objectives. The adoption of this Plan as it relates to the CEO is subject to the approval of the stockholders of the Company.

ELIGIBILITY

     Any of the Company's and its Subsidiaries approximately 400 exempt employees are currently eligible to participate in the Annual Incentive Plan for any Performance Period. However, participation is generally limited to those key Employees who, because of their significant impact on the current and future success of the Company, the Compensation Committee or CEO selects.

     Generally, to be eligible to participate in the Annual Incentive Plan in any Performance Period an Employee shall have had at least three months active tenure during such Performance Period and be actively employed by the Company on the Award payment date. If an Employee becomes a Participant during a Performance Period, such Participant's Award will be pro-rated based on the number of days that he or she is a Participant, unless, with respect to Employees other than the CEO, the Compensation Committee otherwise determines.

ADMINISTRATION

     The Annual Incentive Plan will be administered by the Compensation Committee with respect to Participants who are officers of the Company and by the CEO with respect to all other Participants. Each member of the Compensation Committee shall be an "outside director" within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code. The Compensation Committee and the CEO, as the case may be, shall have full authority to establish the rules and regulations relating to the Annual Incentive Plan, to interpret the Annual Incentive Plan and those rules and regulations, to select Participants in the Annual Incentive Plan, to determine the Company's and, if applicable, each Operating Unit's, Financial Target(s) and each Participant's Target Award Percentage for each Performance Period, to approve all the Awards, to decide the facts in any case arising under the Annual Incentive Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Annual Incentive Plan, including the delegation of such authority or power, where appropriate.

DETERMINATION OF AWARDS

     Prior to, or as soon as practicable following, the commencement of each Performance Period, the Compensation Committee with respect to officers of the Company and the CEO with respect to all other Employees shall determine the Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage and the Financial Target(s) for that Performance Period. Financial Targets, for any Performance Period, may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) EBITDA or (vi) any combination of the foregoing. Financial Targets may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

     Generally, a Participant earns an Award for a Performance Period based on the Company's and/or his or her Operating Unit's achievement of the applicable Financial Target(s). In addition, the Award for each Participant (other than the CEO) may be adjusted based on the Participants' Personal Performance Percentage. The maximum Award any Participant (other than the CEO) may receive for any Performance Period is 150% of the Participant's Target Award for that Performance Period. The maximum award the CEO may receive for any Performance Period is $1.5 million.

CHANGES TO THE TARGET

     The Compensation Committee, with respect to Participants who are officers of the Company, and the CEO, with respect to all other Participants, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant (other than the CEO) or assign a different Target Award Percentage to a Participant (other than the CEO) to reflect any change in the Participant's responsibility level or position during the course of the Performance Period.

     The Compensation Committee, with respect to Participants who are officers, and the CEO, with respect to all other Participants, may at the time Financial Target(s) are determined for a Performance Period, or at any time prior to the final determination of Awards in respect of that Performance Period to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of the Award as Performance-Based Compensation, provide for the manner in which performance will be measured against the Financial Target(s) or personal performance goal, if applicable, (or to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of an Award as Performance Based

Compensation, may adjust the Financial Target(s)) to reflect the impact of specified corporate transactions (such as a stock-split or stock dividend), special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

PAYMENT OF AWARDS

     Generally, each Award to the extent earned is paid in a single lump sum cash payment, in no event later than 120 days following the Performance Period. The Committee certifies the amount of the CEO's Award prior to payment thereof.

     If a Change of Control (which definition is the same as that under the 1997
LTIP) occurs, the Company, within 60 days thereafter, pays to each Participant an Award which is calculated assuming that all performance percentages are 100 percent, prorated to the date of the Change of Control based on the number of days that have elapsed during the Performance Period through the date of the Change of Control.

LIMITATIONS ON RIGHTS TO PAYMENT OF AWARDS

     No Participant shall have any right to receive payment of an Award under the Annual Incentive Plan for a Performance Period unless the Participant remains in the employ of the Company through the payment date of the Award for such Performance Period. However, if the Participant has active service with the Company or a Subsidiary for at least three months during any Performance Period, but, prior to payment of the Award for such Performance Period, a Participant's employment with the Company terminates due to the Participant's death, Disability or, except in the case of the CEO, Retirement or such other special circumstances as determined by the CEO on a case by case basis, the Participant (or, in the event of the Participant's death, the Participant's estate or beneficiary) shall remain eligible to receive a prorated portion of any earned Award.

AMENDMENT AND TERMINATION

     The Compensation Committee may at any time amend or terminate (in whole or in part) the Annual Incentive Plan. No such amendment which adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

NON-TRANSFERABILITY

     Except in connection with the death of a Participant, a Participant's right and interest under the Annual Incentive Plan may not be assigned or transferred. Any attempted assignment or transfer will be null and void and will extinguish, in the Company's sole discretion, the Company's obligation under the Annual Incentive Plan to pay awards with respect to the Participant.

UNFUNDED STATUS

     The Plan will be unfunded. The Company will not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The amount of an Award under the Annual Incentive Plan generally will be includible in income by the recipient and deductible by the Company (subject to any deduction limitation under Section 162(m) of the

Code). The Company has structured the annual cash bonus paid to the CEO pursuant to the Annual Incentive Plan with the intention that compensation resulting therefrom (other than in connection with a change of control of the Company) would be qualified "performance-based compensation" under Section 162(m) of the Code and would be deductible. To qualify, the Company is seeking stockholder approval of the Annual Incentive Plan.

     Under certain circumstances, the payment of an Award under the Annual Incentive Plan in connection with a Change of Control (as defined in the 1997
LTIP) might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

     The Annual Incentive Plan requires approval by the affirmative vote of a majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE TO QUALIFY COMPENSATION PROVIDED TO THE CEO UNDER THE ANNUAL INCENTIVE PLAN FOR TAX DEDUCTIBILITY UNDER SECTION 162(M) OF THE CODE. PROXIES WILL BE VOTED "FOR" APPROVAL OF THE ANNUAL INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

          AWARDS MADE UNDER THE 1997 LTIP AND THE ANNUAL INCENTIVE PLAN

     Grants under the 1997 LTIP are made at the discretion of the Compensation Committee; and, accordingly, future grants under the 1997 LTIP are not yet determinable. Future awards under the Annual Incentive Plan are not determinable because they depend upon certain unknown factors, including the extent to which the Financial Targets for any Performance Period are achieved. The following table sets forth information concerning (i) the amounts that will be paid pursuant to the Annual Incentive Plan with respect to performance in 1998, assuming the Financial Targets are achieved at the 100% level (without regard to any other factors such as personal performance) and (ii) Options granted under the 1997 LTIP (including the CommScope, Inc. 1997 Long-Term Incentive Plan) as of the date of this Proxy Statement.

                                NEW PLAN BENEFITS

                                                                                                   SHARES SUBJECT
                                                                      TARGET AWARDS                  TO OPTIONS
                                                                      UNDER ANNUAL                 GRANTED UNDER
NAME AND POSITION                                                  INCENTIVE PLAN ($)           THE 1997 LTIP (#)(A)
-----------------                                                  ------------------           --------------------
Frank M. Drendel                                                        $309,000                     152,700
Chairman and Chief Executive Officer

Brian D. Garrett                                                        $171,000                     105,600
President and Chief Operating Officer

Jearld L. Leonhardt                                                     $135,000                      62,600
Executive Vice President, Finance and Administration

Larry W. Nelson                                                         $100,000                      40,700
Executive Vice President, Development

Frank J. Logan                                                          $100,000                      40,700
Executive Vice President, International

All current executive officers as a group (includes 9                 $1,086,000                     522,900
persons with respect to both the Annual Incentive Plan
and the 1997 LTIP, in each case, including those named above)

All current directors  (including nominees for director) who                  $0                      80,000
are not executive officers as a group (5 persons)

All employees (other than current executive officers and              $1,191,000                   1,071,300
directors who are not executive officers) as a group who may be awarded bonuses under the Annual Incentive Plan (95 persons)
or were granted options under the 1997 LTIP (358 persons)

------------------------
(a) Target Award amounts shown may range from 0% to 150% of each Target Award based on the Company's achievement of Financial Targets and a participant's (other than Mr. Drendel) personal performance.

(b) Represents options granted under the 1997 LTIP (including the CommScope, Inc. 1997 Long-Term Incentive Plan) subsequent to the Spin-off.

              PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 1998 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP have been the Company's independent auditor since July, 1997, and were the independent auditor of the Distributing Company from 1991 until the Spin-off. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

     Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Board of Directors in determining whether to continue with the services of Deloitte & Touche LLP.

           STOCKHOLDER PROPOSALS FOR THE COMPANY'S 1999 ANNUAL MEETING

     Stockholders who intend to present proposals at the 1999 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, CommScope, Inc., 1375 Lenoir-Rhyne Boulevard, Hickory, North Carolina 28601, and such notice must be received no later than November 25, 1998. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 1999 Annual Meeting of Stockholders.

                             SOLICITATION OF PROXIES

     Proxies will be solicited by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a fee of $5,500 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

                                  OTHER MATTERS

     The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1375 Lenoir-Rhyne Boulevard, Hickory, North Carolina 28601, Attention: Investor Relations.



                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            /s/ Frank B. Wyatt, II


                                            Frank B. Wyatt, II
                                            Secretary


Dated:  March 20, 1998
Hickory, North Carolina

                                                                         ANNEX A



                              AMENDED AND RESTATED

                                 COMMSCOPE, INC.

                          1997 LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
1. Establishment, Purpose and Effective Date...........................................1

         (a) Establishment.............................................................1

         (b) Purpose...................................................................1

         (c) Effective Date............................................................1

2. Definitions.........................................................................1

3. Scope of the Plan...................................................................7

         (a) Number of Shares Available Under the Plan.................................7

         (b) Reduction in the Available Shares in Connection with Award Grants.........7

         (c) Effect of the Expiration or Termination of Awards.........................8

4. Administration......................................................................8

         (a) Committee Administration..................................................8

         (b) Board Reservation and Delegation..........................................8

         (c) Committee Authority.......................................................8

         (d) Committee Determinations Final............................................9

5. Eligibility........................................................................10

6. Conditions to Grants...............................................................10

         (a) General Conditions.......................................................10

         (b) Grant of Options and Option Price........................................10

         (c) Grant of Incentive Stock Options.........................................11

         (d) Grant of Shares of Restricted Stock......................................12

         (e) Grant of Performance Units and Performance Shares........................15

         (f) Grant of Phantom Stock...................................................16


                                      -i-




         (g) Grant of Director's Shares...............................................16

         (h) Tandem Awards............................................................16

7. Non-transferability................................................................17

8. Exercise...........................................................................17

         (a) Exercise of Options......................................................17

         (b) Exercise of Performance Units............................................18

         (c) Payment of Performance Shares............................................19

         (d) Payment of Phantom Stock Awards..........................................20

         (e) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards........20

9. Spin-off and Substitute Options....................................................20

10. Effect of Certain Transactions....................................................20

11. Mandatory Withholding Taxes.......................................................20

12. Termination of Employment.........................................................21

13. Securities Law Matters............................................................21

14. No Funding Required...............................................................22

15. No Employment Rights..............................................................22

16. Rights as a Stockholder...........................................................22

17. Nature of Payments................................................................22

18. Non-Uniform Determinations........................................................22

19. Adjustments.......................................................................23

20. Amendment of the Plan.............................................................23

21. Termination of the Plan...........................................................23

22. No Illegal Transactions...........................................................24

23. Governing Law.....................................................................24

                                      -ii-




24. Severability......................................................................24

         1.       ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE.

                  (a) ESTABLISHMENT. The Company hereby establishes the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (as set forth herein and from time to time amended, the "Plan").

                  (b) PURPOSE . The primary purpose of the Plan is to provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

                  (c) EFFECTIVE DATE . The Plan shall become effective upon its adoption by the Board.

         2.       DEFINITIONS.

         As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  (a) "Award" means Options, shares of restricted Stock, performance units, performance shares or Director's Shares granted under the Plan.

                  (b) "Award Agreement" means the written agreement by which an Award is evidenced.

                  (c) "Beneficial Owner," "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

                  (d)      "Board" means the board of directors of the Company.

                  (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend, extraordinary dividend, stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

                  (f)      "Change of Control" means, any of the following:

                           (i) the acquisition by any Person other than
                  Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities, and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

                           (ii) the individuals who, as of the Effective Date,
                  are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (iii)    approval by stockholders of the Company of:

                                    (A) a merger, consolidation or
                           reorganization involving the Company (a "Business Combination"), unless

                                    (1) the stockholders of the Company,
                              immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                    (2) the individuals who were members of the
                              Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                                    (3) no Person (other than the Company or any
                              Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph
                              (A) shall be referred to as a "Non-Control
                              Transaction");

                                    (B) a complete liquidation or dissolution of
                           the Company; or

                                    (C) the sale or other disposition of all or
                           substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

         Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (g) "Committee" means the committee of the Board appointed pursuant to Article 4.

                  (h) "Company" means CommScope, Inc., a Delaware corporation.

                  (i) "Director's Shares" means the shares of Stock awarded to a nonemployee director of the Company pursuant to
                           Article 6(h).

                  (j) "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

                  (k) "Effective Date" means the date that the Plan is adopted by the Board.

                  (l) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

                           (i) if the security is listed for trading on the New
                  York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                           (ii) if the security is not so listed, but is listed
                  on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                           (iii) if the security is not listed for trading on a
                  national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                           (iv) if the security is not listed for trading on a
                  national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

                  (m) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

                  (n) "Grantee" means an individual who has been granted an Award.

                  (o) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

                  (p) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

                  (q)      "Measuring Period" has the meaning specified in
                           Article 6(f)(ii)(B).

                  (r) "Minimum Consideration" means the $.0l par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

                  (s) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (t) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

                  (u) "Option" means an option to purchase Stock granted or issued under the Plan, including Substitute and Spin-off Options.

                  (v)      "Option Price" means the per share purchase price of
                           (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

                  (w) "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                  (x)      "Performance Percentage" has the meaning specified in
                           Article 6(f)(ii)(C).

                  (y) "Person" means a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

                  (z)      "Plan" has the meaning set forth in Article 1(a).

                  (aa)     "SEC" means the Securities and Exchange Commission.

                  (bb) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

                  (cc) "Spin-off Option" means an Option that has been issued under this Plan to certain named persons pursuant to the Employee Benefits Allocation Agreement between General Semiconductor, Inc. ("GS"), CommScope, Inc. and the Company, dated June 25, 1997, as amended, modified, or otherwise supplemented (the "Benefits Agreement").

                  (dd) "Stock" means common stock, par value $.01 per share, of the Company.

                  (ee)     "Subsidiary" means a corporation as [defined in
                           Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition].

                  (ff) "Substitute Option" means an Option that has been issued under this Plan to certain persons pursuant to the Benefits Agreement.

                  (gg) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

                  (hh) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 50% of the Voting Power of such Subsidiary.

                  (ii) "Voting Power" means the combined voting power of the then outstanding Voting Securities.

                  (jj) "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

         3. SCOPE OF THE PLAN.

                  (a) NUMBER OF SHARES AVAILABLE UNDER THE PLAN. The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 4,600,000 plus the number of shares of Stock that are covered by Substitute Options and Spin-off Options (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18); PROVIDED, HOWEVER, that in the aggregate, not more than 200,000 shares of Stock may be made the subject of Awards other than Options.

The maximum number of shares of Stock that may be the subject of Options (other than Substitute Options and Spin-off Options) and Awards granted to any individual pursuant to the Plan in any three (3) calendar year period may not exceed 500,000. The maximum dollar amount of cash or the Fair Market Value of Stock that any individual may receive in any calendar year in respect of performance units denominated in dollars may not exceed $1,000,000. The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards. The issuance of Substitute Options and Spin-off Options shall not reduce the shares available for grants under the Plan or to a Grantee in any calendar year.

                  (b) REDUCTION IN THE AVAILABLE SHARES IN CONNECTION WITH AWARD GRANTS . Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

                           (i) PERFORMANCE UNITS DENOMINATED IN DOLLARS. In
                  connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

                           (ii) OTHER AWARDS. In connection with the granting of
                  each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated; PROVIDED, HOWEVER, that if any Award is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of shares of Stock available under Section 3(a) shall be increased by the number of shares of Stock so tendered.

         Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

                  (c) EFFECT OF THE EXPIRATION OR TERMINATION OF AWARDS . If and to the extent an Option or Award (including a Substitute Option or a Spin-off Option) expires, terminates or is canceled, settled in cash (including the settlement of tax withholding obligations using shares of Stock) or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled, settled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

         4.       ADMINISTRATION.

                  (a) COMMITTEE ADMINISTRATION . Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than two "non-employee directors" within the meaning of Rule 16b-3, and to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

                  (b) BOARD RESERVATION AND DELEGATION . The Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. It may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself, or exercised the authority and responsibility of the Committee, or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

                  (c) COMMITTEE AUTHORITY . The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                           (i)  to grant Awards,

                           (ii) to determine (A) when Awards may be granted, and
                  (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

                           (iii) to issue Substitute Options and Spin-off
                  Options,

                           (iv) to interpret the Plan and to make all
                  determinations necessary or advisable for the administration of the Plan,

                           (v) to prescribe, amend, and rescind rules and
                  regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

                           (vi) to determine the terms and provisions of the
                  Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

                           (vii) to cancel, with the consent of the Grantee,
                  outstanding Awards,

                           (viii) to accelerate the exercisability of, and to
                  accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

                           (ix) to make such adjustments or modifications to
                  Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

                           (x) to authorize any action of or make any
                  determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

                           (xi) to impose such additional conditions,
                  restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

                  (d) COMMITTEE DETERMINATIONS FINAL . The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5.       ELIGIBILITY.

         Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. In addition, Nonqualified Stock Options will be granted to nonemployee directors of the Company, as set forth in Article 6(b)(ii), and Director's Shares will be issued to nonemployee directors of the Company pursuant to
Article 6(h).

         6.       CONDITIONS TO GRANTS.

                  (a)      GENERAL CONDITIONS.

                           (i) The Grant Date of an Award shall be the date on
                  which the Committee grants the Award or such later date as specified in advance by the Committee.

                           (ii) The term of each Award (subject to Article 6(c)
                  with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement; PROVIDED, HOWEVER, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Grantee, be exercised for up to one year following the date of the Grantee's death even if such period extends beyond ten years from the date the Option is granted.

                           (iii) A Grantee may, if otherwise eligible, be
                  granted additional Awards in any combination.

                           (iv) The Committee may grant Awards with terms and
                  conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

                  (b) GRANT OF OPTIONS AND OPTION PRICE. The Committee may, in its discretion, and shall as provided in Article 6(b)(ii), grant Options as follows:

                           (i) EMPLOYEE OPTIONS. Options to acquire unrestricted
                  Stock or restricted Stock may be granted to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

                           (ii) NONEMPLOYEE DIRECTOR OPTIONS. Nonqualified Stock
                  Options with respect to 20,000 shares of unrestricted Stock shall be granted to each nonemployee director of the Company (other than a nonemployee director who is a general partner of any of the Forstmann Little Companies or any of their affiliates) upon his or her initial election to the Board and every three years thereafter on the anniversary of such nonemployee director's initial election to the Board as long as such nonemployee director is then still serving on the Board, at an Option Price equal to 100% of the Fair Market Value of the Stock on the Grant Date; PROVIDED, HOWEVER, that the Grant Date of the first grants of Nonqualified Stock Options to nonemployee directors under this Plan shall be the fifth trading day after the NextLevel Systems Distribution Date (as defined in the Benefits Agreement). Each Nonqualified Stock Option granted to a nonemployee director will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date, and will have a term of ten years. If a nonemployee director ceases to serve as a director of the Company for any reason, any Nonqualified Stock Option granted to such nonemployee director shall be exercisable during its remaining term, to the extent that such Nonqualified Stock Option was exercisable on the date such nonemployee director ceased to be a director.

                  (c) GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:


                           (i) shall have an Option Price of (A) not less than
                  100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                           (ii) shall have a term of not more than ten years
                  (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                           (iii) shall, if, with respect to any grant, the
                  aggregate Fair Market Value of Stock (determined on the Grant
                  Date) of all Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under any other stock option plan of the Grantee's employer or any parent or subsidiary thereof (in either case determined without regard to this Article 6(c)) are exercisable for the first time during any calendar year exceeds $100,000, be treated as Nonqualified Stock Options. For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Nonqualified Stock Options.


                           (iv) shall be granted within ten years from the
                  earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

                           (v) shall require the Grantee to notify the
                  Committee of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

                  (d)      GRANT OF SHARES OF RESTRICTED STOCK.

                           (i) The Committee may, in its discretion, grant
                  shares of restricted Stock to any employee eligible under
                  Article 5 to receive Awards.

      <

                           (ii) Before the grant of any shares of restricted
                  Stock, the Committee shall determine, in its discretion:

                                    (A) whether the certificates for such shares
                           shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

                                    (B) the per share purchase price of such
                           shares, which may be zero, PROVIDED, HOWEVER, that the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share;

                                    (C) the restrictions applicable to such
                           grant and the time or times upon which any applicable restrictions on the restricted Stock shall lapse; PROVIDED, HOWEVER, that except in the case of shares of restricted Stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the Grantee's termination of employment, as determined by the Committee and set forth in an Award Agreement, such restrictions shall not lapse prior to the third anniversary of the Grant Date of the restricted Stock; and

                                    (D) whether the payment to the Grantee of
                           dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares and shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

                           (iii) Payment of the purchase price (if greater than
                  zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

                                    (A) cash, or

                                    (B) with the prior approval of the
                           Committee, shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

                  PROVIDED, HOWEVER, that, in the case of payment in shares of restricted or unrestricted Stock, if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

                           (iv) The Committee may, but need not, provide that
                  all or any portion of a Grantee's Award of restricted Stock shall be forfeited

                                    (A) except as otherwise specified in the
                           Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

                                    (B) if the Company or the Grantee does not
                           achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment, or

                                    (C) upon failure to satisfy such other
                           restrictions as the Committee may specify in the Award Agreement.

                           (v) If a share of restricted Stock is forfeited, then

                                    (A) the Grantee shall be deemed to have
                           resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or
                           (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

                                    (B) the Company shall pay to the Grantee the
                           amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

                                    (C) such share of restricted Stock shall
                           cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

                           (vi) Any share of restricted Stock shall bear an
                  appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

                  (e)      GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.

                           (i) The Committee may, in its discretion, grant
                  performance units or performance shares to any employee eligible under Article 5 to receive Awards.

                           (ii) Before the grant of any performance unit or
                  performance share, the Committee shall:

                                    (A) designate a period, of not less than one
                           year nor more than five years, for the measurement of the extent to which performance goals are attained (the "Measuring Period");
                                    (B) determine performance goals applicable
                           to such grant; PROVIDED, HOWEVER, that the performance goals with respect to a Measuring Period shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Measuring Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Measuring Period, and in any event while the performance relating to the performance goals remain substantially uncertain; and

                                    (C) assign a "Performance Percentage" to
                           each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

                           (iii) The performance goals applicable to performance
                  units or performance shares shall, in the discretion of the Committee, be based on stock price, earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. At the time of the granting of performance units or performance shares, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

                            (iv) Prior to the vesting, payment, settlement or
                  lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals have been satisfied.

                           (v) Unless otherwise expressly stated in the relevant
                  Award Agreement, each performance unit and performance share granted under the Plan is intended to be Performance-Based Compensation and the Committee shall interpret and administer the applicable provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such treatment shall be inoperative and shall not adversely affect the treatment of performance units or performance shares granted hereunder as Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such performance unit or performance share if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such performance unit or performance share to fail to qualify as Performance-Based Compensation.

                  (f) GRANT OF PHANTOM STOCK . The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under
Article 5 to receive Awards. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

                  (g) GRANT OF DIRECTOR'S SHARES . There shall be granted Director's Shares with respect to 1,000 shares of Stock to each nonemployee director of the Company (other than a nonemployee director who is a general partner of any of the Forstmann Little Companies or any of their affiliates) upon his or her initial election to the Board. Director's Shares shall be fully vested and transferable upon issuance.

                  (h) TANDEM AWARDS . The Committee may grant and identify any Award with any other Award granted under the Plan ("Tandem Award"), other than a Substitute Option or a Spin-off Option, on terms and conditions determined by the Committee.

         7.       NON-TRANSFERABILITY.

         Unless set forth in the applicable Award Agreement, no Award (other than an Award of restricted Stock) granted hereunder shall by its terms be assignable or transferable except by will or the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). An Option may be exercised during the lifetime of a Grantee only by the Grantee or his or her guardian or legal representatives. Notwithstanding the foregoing, the Committee may set forth in the Award Agreement evidencing an Award (other than an Incentive Stock Option) at the time of grant or thereafter, that the Award may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Award shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable.

         8.       EXERCISE.

                  (a) EXERCISE OF OPTIONS . Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; PROVIDED, HOWEVER, that all Options held by each Grantee shall become fully (100%)


exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for twelve months following a hardship distribution to the Grantee, to the extent such exercise is prohibited under Treasury Regulation ss.1.401(k)-1(d)(2)(iv)(B)(4). Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion with respect to Options granted to eligible employees and in all cases with respect to Options granted to nonemployee directors pursuant to Article 6(b)(ii), in any one or any combination of the following:

                           (i)  cash,

                           (ii) shares of unrestricted Stock held by the Grantee
                  for at least six months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

                           (iii) through simultaneous sale through a broker of
                  shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

         Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

                   (b)     EXERCISE OF PERFORMANCE UNITS.

                           (i) Subject to Articles 4(c)(vii), 12 and 13 and such
                  terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

                           (ii) The benefit for each performance unit exercised
                  shall be an amount equal to the product of

                                    (A) the Unit Value (as defined below),
                           multiplied by

                                    (B) the Performance Percentage attained
                           during the Measuring Period for such performance unit.

                           (iii) The Unit Value shall be, as specified by the
                  Committee,

                                    (A) a dollar amount,

                                    (B) an amount equal to the Fair Market Value
                           of a share of Stock on the Grant Date,

                                    (C) an amount equal to the Fair Market Value
                           of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

                                    (D) an amount equal to the Fair Market Value
                           of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the

                           Fair Market Value of a share of Stock on the Grant Date of the performance unit.

                           (iv) The benefit upon the exercise of a performance
                  unit shall be payable as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

                  (c) PAYMENT OF PERFORMANCE SHARES . Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

                  (d) PAYMENT OF PHANTOM STOCK AWARDS . Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the Committee at the time the phantom stock Award was granted. The Committee may, at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock. In lieu of a cash payment, the Committee may settle phantom stock Awards with shares of Stock having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

                  (e) EXERCISE, CANCELLATION, EXPIRATION OR FORFEITURE OF TANDEM AWARDS . Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any Tandem Award pursuant to
Article 6(i), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, cancelled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

         9.       SPIN-OFF AND SUBSTITUTE OPTIONS.

         Spin-off Options and Substitute Options shall be issued under this Plan pursuant to and in accordance with the terms of the Benefits Agreement. Spin-off Options and Substitute Options shall be governed by the terms of the Plan to the extent that the terms of the Plan do not conflict with the terms of the agreements evidencing the Spin-off Options and Substitute Options.

         10.      EFFECT OF CERTAIN TRANSACTIONS.

         With respect to any Award which relates to Stock, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms and each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

         11.      MANDATORY WITHHOLDING TAXES.

         The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with the receipt of shares pursuant to an

Option exercise or the vesting or payment of another type of Award (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such shares or payment of such Award. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 11, the Committee may provide in the Award Agreement at the time of grant, or at any time thereafter, that the Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

         12.      TERMINATION OF EMPLOYMENT.

         The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a

Subsidiary or an operating division or unit, which, except for Options granted to nonemployee directors pursuant to Article 6(b)(ii), shall be as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

         13.      SECURITIES LAW MATTERS.

                  (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

                  (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

                  (c) Notwithstanding any provision of the Plan or any Award Agreement to the contrary, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

         14.      NO FUNDING REQUIRED.

         Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

         15.      NO EMPLOYMENT RIGHTS.

         Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

         16.      RIGHTS AS A STOCKHOLDER.

         A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

         17.      NATURE OF PAYMENTS.

         Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         18.      NON-UNIFORM DETERMINATIONS.

         Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

         19.      ADJUSTMENTS.

         In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of


                  (a) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

                  (b) the number and class of shares of Stock or other stock or securities covered by an Award and to be covered by Options granted to nonemployee directors pursuant to Article 6(b)(ii),

                  (c)      the Option Price applicable to outstanding Options,

                  (d) the terms of performance unit and performance share grants (to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, and

                  (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of performance units, performance shares or phantom stock.

                  (f) the maximum number and class of shares of Stock or other securities with respect to which Awards may be granted to any individual in any three calendar year period

                  (g) the number and class of shares of Stock or other securities with respect to which Director Shares are to be granted under Article 6(h).

         20.      AMENDMENT OF THE PLAN.

         The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code, (b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

         21.      TERMINATION OF THE PLAN.

         The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

         22.      NO ILLEGAL TRANSACTIONS.

         The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

         23.      GOVERNING LAW.

         Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

         24.      SEVERABILITY.

         If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

                                                                         ANNEX B


                                 COMMSCOPE, INC.
                              ANNUAL INCENTIVE PLAN


         1.       Purpose

                  The purpose of the Annual Incentive Plan is to enhance CommScope, Inc.'s ability to attract, motivate, reward and retain employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and its Operating Units and secondarily based on the achievement of personal performance objectives. The adoption of this Plan as it relates to the CEO is subject to the approval of the stockholders of the Company.

         2.       Definitions

                  (a) "Award" shall mean the incentive award earned by a Participant under the Plan for any Performance Period.

                  (b) "Base Salary" shall mean the Participant's annual base salary actually paid by the Company and received by the Participant during the applicable Performance Period. Annual base salary does not include (i) Awards under the Plan, (ii) long-term incentive awards, (iii) signing bonuses or any similar bonuses, (iv) cash payments received pursuant to the Company's Profit Sharing and Savings Plan, (v) imputed income from such programs as executive life insurance, or (vi) nonrecurring earnings such as moving expenses, and is based on salary earnings before reductions for such items as contributions under
Section 401(k) of the Internal Revenue Code of 1986, as amended.

                  (c) "Beneficial Owner", "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

                  (d) "Board" shall mean the Board of Directors of the Company.

                  (e) " CEO" shall mean the Chief Executive Officer of the Company.

                  (f) "Change of Control" shall mean any of the following:

                           (i) the acquisition by any Person other than
Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially

Owning (A) 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities, and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

                           (ii) the individuals who, as of the Effective Date,
are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule l4a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (iii) approval by stockholders of the Company of:

                                 (A) a merger, consolidation or reorganization
involving the Company (a "Business Combination"), unless

                                     (1) the stockholders of the Company,
immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination

(the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                     (2) the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                                     (3) no Person (other than the Company or
any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of causes (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

                                 (B) a complete liquidation or dissolution of
the Company; or

                                 (C) the sale or other disposition of all or
substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

                  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" shall mean the Compensation Committee of the Board.

                  (i) "Company" shall mean CommScope, Inc., its successors and assigns.

                  (j) "Disability" shall mean permanent disability, as provided in the Company's long-term disability plan.

                  (k) "Effective Date" shall mean the date that the Plan is adopted by the Board.

                  (l) "Employee" shall mean any person (including an officer) employed by the Company or any of its subsidiaries on a full-time salaried basis.

                  (m) "Financial Target", for any Performance Period, shall mean the one or more of the financial performance goals of the Company, or an Operating Unit, if applicable, as determined in accordance with Section 5. Financial Targets may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) EBITDA or (vi) any combination of the foregoing. Financial Targets may be expressed as a combination of Company and/or Operating Unit performance goals and may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

                  (n) "Financial Target Award Earned", for any Performance Period, shall mean the percentage of Target Awards earned based on the Company's and/or, if applicable, an Operating Unit's achievement of Financial Target(s) for that Performance Period.

                  (o) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (p) "Participant", for any Performance Period, shall mean an Employee selected to participate in the Plan for such Performance Period.

                  (q) "Performance-Based Compensation" shall mean any Award that is intended to constitute "performance based compensation" within the meaning of
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                  (r) "Performance Period" shall mean the fiscal year of the Company.

                  (s) "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

                  (t) "Personal Performance Percentage", with respect to Participants (other than the CEO) for any Performance Period, shall mean the percentage based on the Participant's personal performance, as determined in accordance with Section 5(e) of the Plan.

                  (u) "Plan" shall mean this CommScope, Inc. Annual Incentive Plan, as from time to time amended and in effect.

                  (v) "Operating Unit", for any Performance Period, shall mean a division, Subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

                  (w) "Retirement" shall mean retirement at or after age 65 or early retirement with the prior written approval of the Company.

                  (x) "Schedules" for any Performance Period, shall mean the schedules described in Section 5(a) of the Plan.

                  (y) "Subsidiary" shall mean a corporation as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended, with the Company being treated as the employer corporation for purposes of this definition.

                  (z) "Target Award", for any Participant with respect to any Performance Period, shall mean the Participant's Base Salary multiplied by his or her Target Award Percentage.

                  (aa) "Target Award Percentage" for any Participant with respect to any Performance Period, shall mean the percentage of the Participant's Base Salary that the Participant would earn as an Award for that Performance Period if each of the Financial Target Award Earned and Personal Performance Percentage (if applicable) for that Performance Period is 100%, and shall be determined by the Committee with respect to Participants who are officers and the CEO with respect to all other Participants, based on the Participant's responsibility level or the position or positions held during the Performance Period; PROVIDED, HOWEVER, that if any Participant held more than one position during the Performance Period, then the Committee or CEO, as applicable, may designate different Target Award Percentages with respect to each position and the Award will be pro-rated to reflect the number of days during which such Participant had each Target Award Percentage.

                  (bb) "Voting Power" shall mean the combined voting power of the then outstanding Voting Securities.

                  (cc) "Voting Securities" shall mean, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company or such Subsidiary, respectively.

         3.       Eligibility

                  Generally, all Employees are eligible to participate in the Plan for any Performance Period. However, participation may be limited to those Employees who, because of their significant impact on the current and future success of the Company, the Committee or CEO selects, in accordance with Section 5 of this Plan, to participate in the Plan for that Performance Period. Notwithstanding the foregoing, the CEO shall participate in the Plan in every Performance Period.

                  To be eligible to participate in the Plan in any Performance Period an Employee shall have had at least three months active tenure during such Performance Period and be actively employed by the Company on the Award payment date. The CEO may approve, for Participants other than the CEO and in accordance with Sections 7 and 8 of this Plan, exceptions for special circumstances.

                  If an Employee becomes a Participant during a Performance Period, such Participant's Award will be pro-rated based on the number of days that he or she is a Participant, unless, with respect to Employees other than the CEO, the Committee otherwise determines.

         4.       Administration

                  The administration of the Plan shall be consistent with the purpose and the terms of the Plan. The Plan shall be administered by the Committee with respect to Participants who are officers and by the CEO with respect to all other Participants. Each member of the Committee shall be an "outside director" within the meaning of Treasury Regulations promulgated under
Section 162(m) of the Code. The Committee and the CEO, as the case may be, shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine the Company's and, if applicable, each Operating Unit's Financial Target(s) and each Participant's Target Award Percentage for each Performance Period, to approve all the Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; PROVIDED, HOWEVER, that the Committee shall not be authorized to increase the amount of the Award payable to the CEO that would otherwise be payable pursuant to the terms of the Plan but may in its sole discretion decrease the amount of an Award that would otherwise be payable to the CEO pursuant to the terms of the Plan, and PROVIDED, FURTHER, that the Committee shall only exercise such discretion over the Plan and the Awards granted thereunder, to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the CEO's Award as Performance-Based Compensation.

                  The Committee's and the CEO's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, the Subsidiaries, their respective stockholders and all employees of the Company and the Subsidiaries, including the Participants and their respective beneficiaries.

         5.       Determination of Awards

                  (a) Prior to, or as soon as practicable following, the commencement of each Performance Period, the Committee with respect to officers and the CEO with respect to all other Employees shall determine the Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage. The Committee shall also establish the Financial Target(s) for that Performance Period (which shall be established in writing by the earlier of (1) the date on which one-quarter of the Performance Period has elapsed or (2) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Financial Target(s) remains substantially uncertain). The Participants, each Participant's Target Award Percentage and the Financial Targets for each Performance Period shall be set forth on a Schedule. The Company shall notify each Participant of his or her Target Award Percentage and the applicable Financial Targets for the Performance Period.

                  (b) Generally, a Participant earns an Award for a Performance Period based on the Company's and/or his or her Operating Unit's achievement of applicable Financial Target(s). In addition, the Award for any Participant (other than the CEO) may be adjusted based on the Participant's Personal Performance Percentage. The Committee may determine that different Financial Targets are applicable to different Participants, groups of Participants, Operating Units or groups of Operating Units with respect to a specific Performance Period. The Committee may also establish minimum threshold of Company or Operating Unit performance which must be achieved in order for any portion of an Award to be earned for that Performance Period, provided such threshold is established by the earlier of (1) the date on which one-quarter of the Performance Period has elapsed or (2) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Financial Target(s) remains substantially uncertain). Notwithstanding the foregoing, if in any Performance Period a minimum threshold of Company and/or Operating Unit performance is established and the Company's and/or any Operating Unit's actual performance as measured against that minimum threshold would otherwise preclude the earning of Awards for that Performance Period, the Committee may upon consideration of the events of the Performance Period, determine that Awards may be earned by Participants (other than the CEO) for that Performance Period.

                  (c) The maximum Award any Participant (other than the CEO) may receive for any Performance Period is 150% of the Participant's Target Award for that Performance Period. The maximum award the CEO may receive for any Performance Period is $1.5 million.

                  (d) Awards shall be earned by Participants in accordance with the following formula:

                                                        Personal
          Target                      Financial         Performance
          Award        x  Base     x  Target         x  Percentage (other
          Percentage      Salary      Award Earned      than the CEO)

Where:

         o Target Award Percentage is as defined in Section 2(aa) of the Plan.

         o Base Salary is as defined in Section 2(b) of the Plan.

         o Financial Target Award Earned is as defined in Section 2(n) of the Plan and is determined based on the Company's and/or, if applicable an Operating Unit's performance as measured against the applicable Financial Target(s).

         o Personal Performance Percentage ranges from 0 to 120 percent and is determined, in accordance with subsection (e) below.

                  (e) Personal Performance Percentage The CEO is not eligible for an adjustment based on personal performance. Each other Participant's performance shall be evaluated and a Personal Performance Percentage for such Participant shall be recommended for approval by the CEO. The Personal Performance Percentage may range from 0 to 120 percent to reflect the Participant's personal performance during the Performance Period; PROVIDED, HOWEVER, that the application of this Section 5(f) shall not result in (i) the Participant's Award exceeding 150% of his or her or Target Award for the Performance Period; or (ii) an increase in the aggregate dollar amount of all Awards earned by all Participants for that Performance Period.

         6.       Changes to the Target Award Percentage

                  The Committee, with respect to Participants who are officers, and the CEO, with respect to all other Participants, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant (other than the CEO) or assign a different Target Award Percentage to a Participant (other than the CEO) to reflect any change in the Participant's responsibility level or position during the course of the Performance Period.

                  The Committee, with respect to Participants who are officers, and the CEO, with respect to all other Participants, may at the time Financial Target(s) are determined for a Performance Period, or at any time prior to the final determination of Awards in respect of that Performance Period to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of the Award as Performance-Based Compensation, provide for the manner in which performance will be measured against the Financial Target(s) (or to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of an Award as Performance Based Compensation, may adjust the Financial Target(s)) to reflect the impact of specified corporate transactions (such as a stock-split or stock dividend), special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

         7.       Payment of Awards

                  As soon as practicable after the close of a Performance Period and prior to the payment of any Award that is intended to constitute Performance-Based Compensation, the Committee, with respect to Participants who are officers, and the CEO, with respect to all other Participants, shall review each Participant's Award and certify in writing that the applicable Financial Targets have been satisfied. Subject to the provisions of Section 8 of the Plan, each Award to the extent earned shall be paid in a single lump sum cash payment, as soon as practicable following the Performance Period, but in no event later than 120 days following the Performance Period. The Committee shall certify in writing the amount of the CEO's Award prior to payment thereof.

                  If a Change of Control occurs, the Company shall, within 60 days thereafter, pay to each Participant in the Plan immediately prior to the Change of Control (regardless of whether the Participant remains employed after the Change of Control) an Award which is calculated assuming that all performance percentages are 100 percent, and such Award shall be prorated to the date of the Change of Control based on the number of days that have elapsed during the Performance Period through the date of the Change of Control.

         8.       Limitations on Rights to Payment of Awards

                  No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the payment date of the Award for such Performance Period, except as provided in the last paragraph of Section 7 of the Plan. However, if the Participant has active service with the Company or the Subsidiary for at least three months during any Performance Period, but, prior to payment of the Award for such Performance Period, a Participant's employment with the Company terminates due to the Participant's death, Disability or, except in the case of the CEO, Retirement or such other special circumstances as determined by the CEO on a case by case basis, the Participant (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries as determined under Section 9 of the Plan) shall remain eligible to receive a prorated portion of any earned Award, based on the number of days that the Participant was actively employed and performed services during such Performance Period.

         9.       Designation of Beneficiary

                  A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Secretary of the Company. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant's estate.

         10.      Amendments

                  The Committee may at any time amend (in whole or in part) this Plan. No such amendment which adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

         11.      Termination

                  The Committee may terminate this Plan (in whole or in part) at any time. In the case of such termination of the Plan, the following provisions of this Section 11 shall apply notwithstanding any other provisions of the Plan to the contrary:

                  (i) The Committee shall promulgate administrative rules applicable to Plan termination, pursuant to which each affected Participant (other than the CEO) shall receive, with respect to each Performance Period which has commenced on or prior to the effective date of the Plan termination (the "Termination Date") and for which the Award has not yet been paid, the amount described in such rules and the CEO shall receive an amount equal to the amount his Award would have been had the Plan not been terminated (prorated for the Performance Period in which the Termination Date occurred), subject to reduction in the discretion of the Committee.

                  (ii) Each Award payable under this Section 11 shall be paid as soon as practicable, but in no event later than 120 days after the Termination Date.

         12.      Miscellaneous Provisions

                  (a) This Plan is not a contract between the Company and the Employees or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee or any Participant any right to be retained in the employ of the Company or any of its Subsidiaries. Neither, the Company nor any of its Subsidiaries is under any obligation to continue the Plan.

                  (b) A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 9 of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

                  (c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

                  (d) The Company shall have the right to deduct from Awards paid and any interest thereon, any taxes or other amounts required by law to be withheld.

                  (e) Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Company or any of its Subsidiaries or to remove the individual from the employment of the Company or any of its Subsidiaries at any time, all of which rights and powers are expressly reserved.

                                 COMMSCOPE, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 1998



The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the "Trustee") of the CommScope, Inc. of North Carolina Employees Profit Sharing and Savings Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 1, 1998 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 20, 1998.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                     SEE REVERSE
                                                         SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One, Two, Three and Four.

PROPOSAL ONE:    To elect two Class I directors for terms ending at the 2001
                 Annual Meeting of Stockholders.

FOR all nominees listed below       /    /   WITHHOLD AUTHORITY         /    /
(except as marked to the contrary)  -----    to vote for all nominees   -----
                                             listed below

Nominees:        George N. Hutton, Jr., Boyd L. George.

INSTRUCTION:     To withhold your vote for any individual nominee, strike a line through the nominee's name.


PROPOSAL TWO:    To approve the adoption of the CommScope, Inc. Amended and
                 Restated 1997 Long-Term Incentive Plan.


         FOR      /    /            AGAINST /    /            ABSTAIN  /    /
                   ----                      ----                       ----


PROPOSAL THREE:  To approve the adoption of the CommScope, Inc. Annual Incentive
                 Plan.


         FOR      /    /            AGAINST /    /            ABSTAIN  /    /
                   ----                      ----                       ----


PROPOSAL FOUR:   To ratify the appointment by the Board of Directors of the
                 Company of Deloitte & Touche LLP as independent auditor for the Company for the 1998 fiscal year.


         FOR      /    /            AGAINST /    /            ABSTAIN  /    /
                   ----                      ----                       ----


                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                                    Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):_______________________________________  Date:_____________________
Signature(s):_______________________________________  Date:_____________________

                                 COMMSCOPE, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 1998



The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 1, 1998 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 20, 1998. If this proxy is returned without direction being given, this proxy will be voted "FOR" Proposals One, Two, Three and Four.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                         SEE REVERSE
                                                             SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One, Two, Three and Four.

PROPOSAL ONE:     To elect two Class I directors for terms ending at the 2001
                  Annual Meeting of Stockholders.

FOR all nominees listed below       /    /   WITHHOLD AUTHORITY         /    /
(except as marked to the contrary)   ----    to vote for all nominees   -----
                                             listed below

Nominees:         George N. Hutton, Jr., Boyd L. George.

INSTRUCTION:      To withhold your vote for any individual nominee,
                  strike a line through the nominee's name.


PROPOSAL TWO:     To approve the adoption of the CommScope, Inc.
                  Amended and Restated 1997 Long-Term Incentive Plan.


         FOR      /    /            AGAINST /    /            ABSTAIN  /    /
                   ----                      ----                       ----


PROPOSAL THREE:   To approve the adoption of the CommScope, Inc. Annual
                  Incentive Plan.


         FOR      /    /            AGAINST /    /            ABSTAIN  /    /
                   ----                      ----                       ----


PROPOSAL FOUR:    To ratify the appointment by the Board of Directors of the
                  Company of Deloitte & Touche LLP as independent auditor for the Company for the 1998 fiscal year.


         FOR      /    /            AGAINST /    /            ABSTAIN  /    /
                   ----                      ----                       ----


                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                                    Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):________________________________________  Date:____________________
Signature(s):________________________________________  Date:____________________

              [Fried, Frank, Harris, Shriver & Jacobson Letterhead]

                                                                 212-859-8823
March 20, 1998                                               (FAX: 212-859-8586)
BY ELECTRONIC TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

                  RE:      CommScope, Inc.

Ladies and Gentlemen:

                  On behalf of CommScope, Inc., a Delaware corporation (the "Company"), pursuant to Rule 14a-6(a) of the Securities Exchange Act of 1934, as amended, we are filing by direct electronic transmission the following definitive proxy materials (the "Proxy Materials") in connection with the 1998 Annual Meeting of Stockholders of the Company:

                  (i)      Notice of Annual Meeting of Stockholders;
                  (ii)     Proxy Statement;
                  (iii)    Forms of Proxy; and
                  (iv)     Letter to Stockholders

                  Pursuant to Rule 304(d) of Regulation S-T, the performance graph required to appear in the Proxy Statement is presented in tabular form within the electronic filing and a paper copy of the performance graph which is included in the Proxy Statement is being submitted supplementally on the date hereof.


                  The Proxy Materials and the Company's 1997 Annual Report to Stockholders are being mailed to stockholders on or about March 27, 1998.

Securities and Exchange Commission   -2-                          March 20, 1997

                  Please direct any questions or comments with regard to the filing to the undersigned at the above-referenced number.

                                             Very truly yours,

                                             /s/ Brian Whaley

                                             Brian Whaley

Enclosures
cc:      Frank B. Wyatt, Esq.,
               CommScope, Inc.